The Saratoga Advantage Trust

Supplement dated November 23, 2007 to the Statement of Additional Information

Dated January 31, 2007, of the Saratoga Advantage Trust (the “SAI”)

Reference is made to the section entitled “PORTFOLIO MANAGERS” – subsections:

“Other Accounts Managed” beginning on page 40 of the SAI.   The information contained in the table pertaining to Giri Bogavelli and Thomas F. Davis is deleted in its entirety and replaced with the following information, which is provided as of September 30, 2007 and August 31, 2007, respectively.

Portfolio Manager	Portfolio(s) Managed	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts*	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Colin Glinsman Oppenheimer Capital LLC	Large Capitalization Value Portfolio	6	$7,841	1	$21	22	$2,467	$10,329
Kathleen M. Bochman Loomis Sayles	Financial Services Portfolio	1	$3.0	0	0	5	$.4	$3.4

“Conflicts of Interest” beginning on page 41 of the SAI. Reference to Mr. Davis in the first sentence of Paragraph 5 of this subsection is deleted and replaced by that to Ms. Bochman.

“Compensation” beginning on page 45 of the SAI.  Reference to Mr. Bogavelli in the first sentence of Paragraph 2 of this subsection is deleted and replaced by that to Mr. Glinsman.  Reference to Mr. Davis in the first sentence of Paragraph 5 of this subsection is deleted and replaced by that to Ms. Bochman.

 “Ownership of Securities – August 31, 2006” on page 48 of the SAI.  The information contained in the table pertaining to Giri Bogavelli and Thomas F. Davis is deleted in its entirety and replaced with the following information as of September 30, 2007 and August 31, 2007, respectively:

Portfolio Manager	Portfolio(s) Managed	Dollar Range of Equity Securities Beneficially Owned
Colin Glinsman	Large Capitalization Value Portfolio	None
Kathleen M. Bochman	Financial Services Portfolio	None

Please retain this supplement for future reference.